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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 3, 2002, relating to the financial statements and financial statement schedule of Edwards Lifesciences Corporation, which appears in the Edwards Lifesciences Corporation Form 10-K, for the year ended December 31, 2002.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Orange County, California
June 5, 2003

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS